UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2005

FERMAVIR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-116480	16-1639902
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue New York, New York 10170
(Address of Principal Executive Offices)

(212) 375-2630
(Registrant’s telephone number, including area code)

Venus Beauty Supply, Inc. 31-51 Steinway Street Long Island City, NY 11103
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

FermaVir Pharmaceuticals, Inc. (the “Company”) hereby amends Item 9.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2005 in connection with the securities exchange completed on August 16, 2005, pursuant to the terms of the previously reported Securities Exchange Agreement dated as of August 11, 2005 between the Company (formerly Venus Beauty Supply, Inc.), the individuals named on Schedule 1.1 thereto and FermaVir Research, Inc.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Audited Balance Sheet of FermaVir Research, Inc. as of April 30, 2005 and the related Statements of Operations, Stockholders’ Deficiency and Cash Flows for the period December 20, 2004 (date of inception) to April 30, 2005.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Balance Sheet of FermaVir Pharmaceuticals, Inc. as of July 31, 2005 and the Unaudited Pro Forma Condensed Combined Statements of Operations of FermaVir Pharmaceuticals, Inc. for the year ended April 30, 2005 and the three months ended July 31, 2005.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2005

FERMAVIR PHARMACEUTICALS, INC.

By:	/s/ Geoffrey W. Henson, Ph.D.

Geoffrey W. Henson, Ph.D. Chief Executive Officer

FermaVir Research, Inc.
(A Development Stage Company)

Index to Financial Statements

Audited Financial Statements of FermaVir Research, Inc.:

Report of Independent Registered Public Accounting Firm	1
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Stockholders' Deficiency	4
Statements of Cash Flows	5
Notes to Financial Statements	6

Unaudited Pro Forma Condensed Combined Financial Statements:

Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements	15
Unaudited Pro Forma Condensed Combined Balance Sheet	17
Unaudited Pro Forma Condensed Combined Statement of Operations	18
Unaudited Pro Forma Notes to Condensed Combined Financial Statements	20

* * * * *

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
FermaVir Research, Inc.

We have audited the accompanying balance sheet of FermaVir Research, Inc. (A Development Stage Company) as of April 30 2005, and the related statements of operations, changes in stockholders’ deficiency and cash flows for the period from December 20, 2004 (inception) to April 30, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FermaVir Research, Inc. (A Development Stage Company) as of April 30 2005, and its results of operations and cash flows for the period from December 20, 2004 (inception) to April 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage, has had net losses from inception and has a working capital deficiency. These matters raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ J. H. Cohn LLP

Jericho, New York
October 28, 2005

FermaVir Research, Inc.
(A Development Stage Company)

Balance Sheets

	April 30, 2005	July 31, 2005
		(Unaudited)

Assets

Current assets:

Cash	$—	$44,269
Other current assets	968	8,379
Total current assets	968	52,648

Security deposit	—	43,891

Total	$968	$96,539

Liabilities and Stockholders’ Deficiency

Current liabilities:

Accounts payable and accrued expenses	$217,743	$75,451
Note payable to related party	237,214	703,220
Total liabilities	454,957	778,671

Commitments and contingencies	—	—

Stockholders’ Deficiency:

Preferred stock, $0.0001 par value, 5,000,000 shares
authorized, no shares issued or outstanding	—	—
Common stock, $0.0001 par value, 20,000,000 shares
authorized, 1,829,000 issued and outstanding	183	183
Additional paid-in capital	868,319	868,319
Less stock subscriptions receivable	(11,720)	(5,600)
Deferred stock-based compensation	(311,260)	(291,392)
Deficit accumulated during development stage	(999,511)	(1,253,642)
Total stockholders’ deficiency	(453,989)	(682,132)

Total	$968	$96,539

See accompanying notes to financial statements

FermaVir Research, Inc.
(A Development Stage Company)

Statements of Operations

	Period from December 20, 2004 (Inception) to April 30, 2005	Period from May 1, 2005 to July 31, 2005 (Unaudited)	Period from December 20, 2004 (Inception) to July 31, 2005
			(Unaudited)

Revenues	$—	$—	$—

Operating Expenses:

Research and development	916,680	138,808	1,055,488

General and administrative	80,476	108,597	189,073

Loss from operations	(997,156)	(247,405)	(1,244,561)

Interest expense	2,355	6,726	9,081

Net loss	($ 999,511)	($ 254,131)	($ 1,253,642)

See accompanying notes to financial statements

FermaVir Research, Inc.
(A Development Stage Company)

Statements of Changes in Stockholders’ Deficiency

	Common stock		Additional	Stock	Deferred	Deficit	Total
	Shares	Amount	paid-in	subscriptions	stock-	accumulated
			capital	receivable	based	during
					compensation	development
						stage

Balance at December 20, 2004 (Inception)	—	$—	$—	$—	$—	$—	$—

Issuance of common stock to founders
at $0.014 per share	1,829,000	183	25,423	(11,720)	—	—	13,886

Deferred stock-based compensation	—	—	317,882	—	(317,882)	—	—

Amortization of deferred stock-based
compensation	—	—	—	—	6,622	—	6,622

Stock options issued to consultants	—	—	525,014	—	—	—	525,014

Net loss	—	—	—	—	—	($ 999,511)	(999,511)

Balance at April 30, 2005	1,829,000	183	868,319	(11,720)	(311,260)	(999,511)	(453,989)

Amortization of deferred stock-based
compensation (Unaudited)	—	—	—	—	19,868	—	19,868

Payment of subscription receivable
(Unaudited)	—	—	—	6,120	—	—	6,120

Net loss (Unaudited)	—	—	—	—	—	(254,131)	(254,131)

Balance at July 31, 2005 (Unaudited)	1,829,000	$183	$868,319	$(5,600)	$(291,392)	$(1,253,642)	$(682,132)

See accompanying notes to financial statements

FermaVir Research, Inc.
(A Development Stage Company)

Statements of Cash Flows

	Period from December 20, 2004 (Inception) to April 30, 2005	Period from May 1, 2005 to July 31, 2005 (Unaudited)	Period from December 20, 2004 (Inception) to July 31, 2005
			(Unaudited)

Operating activities:

Net loss	($ 999,511)	($ 254,131)	($ 1,253,642)

Adjustments to reconcile net loss to
net cash used in operating activities:
Expenses paid by a related party
on behalf of the Company	237,214	251,006	488,220
Amortization of deferred stock-
based compensation	6,622	19,868	26,490
Stock options issued to consultants	525,014	—	525,014
Changes in operating assets and liabilities:
Increase in other current assets	(968)	(7,411)	(8,379)
Increase in non-current assets	—	(43,891)	(43,891)
Increase (decrease) in accounts
payable and accrued expenses	217,743	(142,292)	75,451
Net cash used in operating activities	(13,886)	(176,851)	(190,737)

Financing activities:

Proceeds from sale of common stock	13,886	6,120	20,006
Proceeds from note payable to related party	—	215,000	215,000
Net cash provided by financing activities	13,886	221,120	235,006

Net change in cash	—	44,269	44,269

Cash, beginning of period	—	—	—

Cash, end of period	$—	$44,269	$44,269

Continued

See accompanying notes to financial statements.

FermaVir Research, Inc.
(A Development Stage Company)

Statements of Cash Flows

	Period from December 20, 2004 (Inception) to April 30, 2005	Period from May 1, 2005 to July 31, 2005 (Unaudited)	Period from December 20, 2004 (Inception) to July 31, 2005
			(Unaudited)

Supplemental disclosure of non-cash financing activities:

Common stock issued to founders
in exchange for subscriptions
receivable	$11,720	$—	$11,720

Stock options issued to Chief
Executive Officer	$317,882	$—	$317,882

See accompanying notes to financial statements.

FermaVir Research, Inc.
(A Development Stage Company)

Notes to Financial Statements

1)	Basis of Presentation and Summary of Significant Accounting Policies

FermaVir Research, Inc. (“FermaVir Research” or the “Company”) was incorporated in the State of Delaware on December 20, 2004 as Contravir Research Inc. On February 28, 2005, the Company changed its name to FermaVir Research, Inc.

FermaVir Research is a development stage biotechnology company that has licensed patents on a series of compounds for the treatment of viral diseases including compounds for the treatment of varicella zoster virus (“VZV”), the causative agent for shingles and chickenpox and human cytomegalovirus (“CMV”), a member of the herpes virus group which includes the viruses that cause chicken pox, mononucleosis, herpes labialis (cold sores) and genitalis (genital herpes).

FermaVir Research has performed preclinical studies on its compounds and has selected a clinical candidate for development for the treatment of shingles. FermaVir Research’s clinical candidate will undergo extensive preclinical testing. FermaVir Research intends to contract and supervise the pharmacology and safety studies of its clinical candidate in order to file an Investigational New Drug Application ("IND") with the Food and Drug Administration.

Upon acceptance of the IND, FermaVir Research intends to commence Phase I safety studies of its clinical candidate for the treatment of shingles in humans. In addition, FermaVir Research intends to identify from its proprietary anti-viral compounds, a clinical candidate for the treatment of CMV infections in transplant patients. FermaVir Research is also currently seeking other opportunities and technologies for in-licensing from academic, research institutions, and commercial sources which would complement and enhance its business.

Basis of Presentation

The Company’s primary activities since incorporation have been organizational activities, including recruiting personnel, establishing office facilities, licensing patents, conducting research and development, performing business and financial planning, and raising capital. Since inception, the Company has not generated any revenues. Accordingly, the Company is considered to be in the development stage.

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has incurred losses totaling $1,253,642 from December 20, 2004 (Inception) to July 31, 2005 (Unaudited) and has a working capital deficit of $453,989 and $682,132 at April 30, 2005 and July 31, 2005 (Unaudited), respectively. These factors, among others, raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

FermaVir Research, Inc.
(A Development Stage Company)

Notes to Financial Statements

The Company has sustained operating losses since its inception and expects such losses to continue over the next several years. Management plans to continue financing the operations with a combination of equity issuances and debt arrangements. If adequate funds are not available, the Company may be required to delay, reduce the scope of, or eliminate its research or development programs, or cease operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements as well as the reported expenses during the reporting periods. On an ongoing basis, management evaluates its estimates and judgments. Management bases estimates on its historical experience and on various other factors that it believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Fair Value of Financial Instruments

Management believes that the note payable to a related party approximates its fair value given its short-term nature.

Research and Development

Research and development expenses consist of costs incurred to further the Company’s research and development activities and include salaries and related employee benefits, costs associated with clinical trials, non-clinical activities such as testing, regulatory activities, licensing fees, and fees paid to external service providers and contract research organizations who conduct certain research and development activities on behalf of the Company. Research and development costs are expensed as incurred and for the period from December 20, 2004 (Inception) to April 30, 2005 and for the three months ended July 31, 2005 were $916,680 and $138,808 (Unaudited), respectively.

Income Taxes

Under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", ("SFAS 109") deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included

FermaVir Research, Inc.
(A Development Stage Company)

Notes to Financial Statements

the enactment date. Valuation allowance are established when it is more likely than not that some or all deferred tax assets will not be realized.

Stock-Based Compensation

The Company accounts for stock options, common stock, and other similar equity instruments issued to employees as compensation using fair value based methods pursuant to Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"). Accordingly, the Company estimates the fair value of stock options using an option-pricing model (the Black-Scholes model) that meets criteria set forth in SFAS 123 and common stock using its market value. It records such value through charges to deferred stock-based compensation and corresponding credits to additional paid-in capital. Deferred stock-based compensation is amortized to expense over the vesting period.

In accordance with SFAS 123, all other issuances of common stock, stock options, or other equity instruments to employees and non-employees as consideration for goods or services received by the Company are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. Such fair value is measured as of an appropriate date pursuant to the guidance in the consensus of the Emerging Issues Task Force of the Financial Accounting Standards Board for Issue No. 96-18 (generally, the earlier of the date the other party becomes committed to provide goods or services or the date performance by the other party is complete) and capitalized or expensed as if the Company had paid cash for the goods or services.

The fair value of employee options granted during the period from December 20, 2004 (Inception) to April 30, 2005 was estimated at the date of grant using the following assumptions:

Dividend yield	0%
Risk-free interest rate	4.25%
Volatility	80%
Expected life	4 to 5 years

There were no stock options granted during the three months ended July 31, 2005 (Unaudited).

Unaudited Financial Statements

The accompanying unaudited financial statements for the three months ended July 31, 2005 have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations.

The financial statements reflect all adjustments (consisting only of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the Company's financial position and results of operations. The operating results for the three months ended

FermaVir Research, Inc.
(A Development Stage Company)

Notes to Financial Statements

July 31, 2005 are not necessarily indicative of the results to be expected for any other interim period of any future year.

2)	Licensing Agreement and Commitments

In February 2005, the Company entered into a Patent and Technology License Agreement (the "Agreement") with an unaffiliated research arm of a university (“Licensor”), for a series of pharmaceutical compounds for the treatment of viral diseases.

Under the terms of this Agreement, the Company has the exclusive, worldwide rights to research, develop, and commercially exploit such technology during the period of existing patent protection which extends from fifteen to twenty years in targeted markets in North America, Western European nations, Japan, Australia, and New Zealand and any new related patents. Consideration for such rights consists of two initial payments aggregating $270,000, milestone payments aggregating $550,000 during the clinical trail phase of development for each product, and royalty payments based upon net sales of such products as defined in the Agreement. Additionally, the Company is obligated to make good faith expenditures of at least $2,000,000 for the clinical development of at least one pharmaceutical compound during the initial three years of the Agreement. As of October 28, 2005, no milestone payments are due to Licensor.

A related party guaranteed the Company's payment of the $270,000 due to Licensor. During the period from December 20, 2004 to April 30, 2005, this related party made the first initial payment of $105,000 to Licensor on behalf of the Company. During the three months ended July 31, 2005, this related party also made the remaining payment of $165,000. The Company has a promissory note due to this related party as described in Note 3.

3)	Note Payable to Related Party

In February 2005, the Company signed a promissory note with a related party whereby that related party made disbursements to third parties on the Company's behalf and loaned the Company monies. This note accrues interest at 6% per annum and matures in February 2006. The amounts due on this note at April 30, 2005 and July 31, 2005 were $237,214 and $703,220 (Unaudited), respectively. This note and accrued interest of $10,932 was paid in full on August 16, 2005.

4)	Income Taxes

There was no current or deferred tax provision for the period from December 20, 2004 (Inception) to April 30, 2005 and for the three months ended July 31, 2005 (Unaudited).

FermaVir Research, Inc.
(A Development Stage Company)

Notes to Financial Statements

The Company's deferred tax assets are as follows:
	April 30, 2005	July 31, 2005
		(Unaudited)

Deferred tax assets (for Federal and state
purposes computed at a combined
effective rate of 40%):

Net operating losses	$190,000	$281,000
Stock-based compensation	210,000	221,000
	400,000	502,000

Less valuation allowance	(400,000)	(502,000)

Deferred tax assets	$—	$—

The Company has Federal and state net operating losses of approximately $1,000,000 and $1,254,000 (Unaudited) at April 30, 2005 and July 31, 2005, respectively, which may be carried forward to 2025. However, the utilization of the Company's net operating losses may be subject to a substantial limitation due to the "change of ownership provisions" under Section 382 of the Internal Revenue Code and similar state provisions. Such limitations may result in the expiration of the net operating loss carryforwards before their realization.

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The net change in the total valuation allowance for the period from December 20, 2004 (Inception) to April 30, 2005 and for the three months ended July 31, 2005 was an increase of $400,000 and $102,000 (Unaudited), respectively. The tax benefit assumed has been reduced to an actual benefit of zero due to the aforementioned valuation allowance.

5)	Stockholders' Equity

Stock options

In February 2005, the Company granted options to consultants to purchase 1,050,000 shares of common stock at an exercise price of $0.75 for a period of ten years. These options vested immediately. The Company recorded $525,014 of non-cash expense for the issuance of these options based on the calculated fair value as of the grant date.

In April 2005, the Company granted an option to its Chief Executive Officer to purchase 800,000 shares of common stock at an exercise price of $1.10 for a period of ten years. Such options vest in the amounts of 150,000, 175,000, 225,000, and 250,000 on the first, second, third, and fourth anniversary dates of the grant, respectively. The Company initially recorded deferred stock-based compensation of $317,882 in its Statements of Changes in Stockholders' Deficiency and additional  paid-in capital for the same amount based on the calculated fair value as of the grant date. The Company recorded non-cash expense of $6,622 and $19,868 (Unaudited) during period

FermaVir Research, Inc.
(A Development Stage Company)

Notes to Financial Statements

from December 20, 2004 (Inception) to April 30, 2005 and for the three months ended July 31, 2005, respectively.

The following tables represent options outstanding for the periods from December 20, 2004 (inception) through July 31, 2005:

	Number of Shares	Exercise Price Per Share	Weighted Average Exercise Price

Balance, December 20, 2004 (Inception)	—	—	$0.00

New grants	1,850,000	$0.75 - $1.10	$0.90

Balance, April 30, 2005	1,850,000	$0.75 - $1.10	$0.90

Activity (Unaudited)	—	—	—

Balance, July 31, 2005 (Unaudited)	1,850,000	$0.75 - $1.10	$0.90

Options are exercisable as follows on April 30, 2005:

	Options Outstanding			Options Exercisable

Exercise Price	Number of Shares	Weighted Average Remaining Life	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price

$0.75	1,050,000	9.8 years	$0.75	1,050,000	$0.75

$1.10	800,000	9.8 years	$1.10	—	—

All Options	1,850,000	9.8 years	$0.90	1,050,000	$0.75

Options are exercisable as follows on July 31, 2005:

	Options Outstanding			Options Exercisable

Exercise Price	Number of Shares	Weighted Average Remaining Life	Weighted Average Exercise Price	Number of Shares	Weighted Average Exercise Price

$0.75	1,050,000	9.5 years	$0.75	1,050,000	$0.75

$1.10	800,000	9.5 years	$1.10	—	—

All Options	1,850,000	9.5 years	$0.90	1,050,000	$0.75

6)	Subsequent Events

Facility Lease

In July 2005, the Company entered into a Lease Agreement (the "Agreement") for the rental of office space for a seven year period commencing September 2005 for use as its corporate headquarters. Under the terms of the Agreement, the Company will pay annual rent plus certain

FermaVir Research, Inc.
(A Development Stage Company)

Notes to Financial Statements

real estate tax and utility adjustments. The Company will charge rent expense to operations on a straight line basis based upon the aggregate amount of rental payments due under the Agreement.

Future minimum lease payments under this lease in each of the five years subsequent to April 30, 2005 and thereafter are as follows:

Twelve months ending April 30:

2006	$51,000
2007	90,000
2008	92,000
2009	95,000
2010	98,000
Thereafter	239,000

Total	$665,000

Acquisition By Venus Beauty Supply, Inc.

On August 16, 2005, Venus, a reporting public corporation with no operations at that time, issued 1,829,000 common shares in exchange for all of the 1,829,000 outstanding common shares of FermaVir. Additionally, Venus issued options to purchase 1,850,000 common shares of Venus to the holders of options to purchase 1,850,000 common shares of the Company at prices ranging from $0.75 to $1.10 per share under similar terms and conditions. In connection with such issuance, the latter option agreements were canceled. After the completion of this transaction and the additional related transactions described below, the shareholders of Venus owned approximately 71% of the combined company. Consequently, the acquisition will be accounted for as a purchase by Venus under accounting principles generally accepted in the United States of America. The purchase price of $2,254,933 consists of 1,829,000 shares of common stock having an estimated fair value of $0.75 per share aggregating $1,371,750, options issued with a calculated fair value of $808,183, and estimated transaction costs of $75,000. Under the purchase method of accounting, the assets and liabilities of FermaVir will be recorded as of the acquisition date at their respective fair values and combined with those of Venus.

Simultaneously, on August 16, 2005, the following related transactions occurred:

a)
Venus issued 2,825,000 shares of common stock and warrants to purchase 423,750 shares of common stock to new investors and received gross proceeds of $2,118,390 at a price of $.75 per share. The warrants expire on August 16, 2010 and have an exercise price of $1.50 per share;

b)	Venus utilized $714,151 to repay FermaVir's promissory note and related accrued interest due to a related party;

c)
Venus purchased and subsequently redeemed and cancelled 1,918,367 (approximately 67,680,000 pre-split) common shares held by a related party for total consideration of $750,000 consisting of $400,000 in cash and the issuance of a $350,000 promissory note bearing interest at 6% per annum due on November 15, 2005; and

FermaVir Research, Inc.
(A Development Stage Company)

Notes to Financial Statements

d)	Venus changed its name to FermaVir Pharmaceuticals, Inc. and effected a 35.28:1 split of common stock.

On October 24, 2005, FermaVir Pharmaceuticals, Inc. (formerly known as Venus) issued 699,193 shares of common stock and warrants to purchase 104,879 shares of common stock and received gross proceeds of $524,331 at a price of $.75 per share. The warrants expire on August 16, 2010 and have an exercise price of $1.50 per share. Of such proceeds, $238,625 was used to repay the 6% promissory note described above

* * * * *

FermaVir Pharmaceuticals, Inc.
(A Development Stage Company)

Unaudited Pro Forma Condensed Combined Financial Statements

Introduction

The following unaudited pro forma condensed combined consolidated financial information is being presented for Venus Beauty Supply, Inc. ("Venus") related to its acquisition of FermaVir Research, Inc. (“FermaVir”) to present the financial position and the results of operations as if the acquisition had been completed on July 31, 2005 for the purposes of the pro forma balance sheet information and at the beginning of the year ended April 30, 2005 for the purpose of the statements of operations information. All numbers of shares for Venus have been adjusted to reflect a 35.28:1 stock split of outstanding common shares effective August 16, 2005.

On August 16, 2005, Venus, a reporting public corporation with no operations at that time, issued 1,829,000 common shares in exchange for all of the 1,829,000 outstanding common shares of FermaVir. Additionally, Venus issued options to purchase 1,850,000 common shares of Venus to the holders of options to purchase 1,850,000 common shares of the Company at prices ranging from $0.75 to $1.10 per share under similar terms and conditions. In connection with such issuance, the latter option agreements were canceled. After the completion of this transaction and the additional related transactions described below, the shareholders of Venus owned approximately 71% of the combined company. Consequently, the acquisition is being accounted for as a purchase by Venus under accounting principles generally accepted in the United States of America. The purchase price of $2,254,933 consists of 1,829,000 shares of common stock having an estimated fair value of $0.75 per share aggregating $1,371,750, options issued with a calculated fair value of $808,183, and estimated transaction costs of $75,000. Under the purchase method of accounting, the assets and liabilities of FermaVir will be recorded as of the acquisition date, at their respective fair values, and combined with those of Venus.

Simultaneously, on August 16, 2005, the following related transactions occurred:

a)
Venus issued 2,825,000 shares of common stock and warrants to purchase 423,750 shares of common stock to new investors and received gross proceeds of $2,118,390 at a price of $.75 per share. The warrants expire on August 16, 2010 and have an exercise price of $1.50 per share;

b)	Venus utilized $714,151 to repay FermaVir's promissory note and related accrued interest due to a related party;

c)
Venus purchased and subsequently redeemed and cancelled 1,918,367 (pre-split) common shares held by a related party for total consideration of $750,000 consisting of $400,000 in cash and the issuance of a $350,000 promissory note bearing interest at 6% per annum due on November 15, 2005; and

d)	Venus changed its name to FermaVir Pharmaceuticals, Inc.

On October 24, 2005, FermaVir Pharmaceuticals, Inc. (formerly known as Venus) issued 699,193 shares of common stock and warrants to purchase 104,879 shares of common stock and received gross proceeds of $524,331 at a price of $.75 per share. The warrants expire on August 16, 2010 and have an exercise price of $1.50 per share. Of such proceeds, $238,625 was used to repay the 6% promissory note described above.

FermaVir Pharmaceuticals, Inc.
(A Development Stage Company)

Unaudited Pro Forma Condensed Combined Financial Statements

The acquisition of FermaVir is being accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations”. In this connection, $2,628,117 has been preliminarily allocated to in-process research and development as follows:

Estimated purchase price	$2,254,933
Liabilities in excess of assets acquired	682,132
Less allocation to deferred stock-based compensation	(303,348)
Less allocation to stock subscription receivable	(5,600)
Preliminary allocation to in-process research and development	$2,628,117

However, as previously described, the purchase price has been developed utilizing a per share price of $0.75. A valuation of FermaVir, the acquired entity, has not been performed. Consequently, the allocation of the purchase price is preliminary and subject to revision upon the completion of formal studies and valuations.

This information should be read in conjunction with:

a)	The accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements;

b)
Separate audited historical financial statements of Venus Beauty Supply, Inc. as of and for the years ended April 30, 2004 and 2005 and for the period from November 15, 2002 (inception) to April 30, 2005 included in the Company’s Annual Report on Form 10-KSB for the year ended April 30, 2005;

c)
Separate unaudited historical financials statements of FermaVir Pharmaceuticals, Inc., (formerly known as Venus Beauty Supply, Inc.), as of and for the three months ended July 31, 2004 and 2005 and for the period from November 15, 2002 (inception) to July 31, 2005 included in the Company’s Quarterly Report on Form 10-QSB for the quarter ended July 31, 2005.

d)
Separate audited historical financial statements of FermaVir as of April 30, 2005 and for the period from December 20, 2004 (Inception) to April 30, 2005 and the unaudited financial statements as of July 31, 2005, the three months ended July 31, 2005, and the period from December 20, 2004 (inception) to July 31, 2005 included elsewhere in this filing;

The unaudited pro forma condensed combined financial information is presented for information purposes only. The pro forma information is not necessarily indicative of the financial position or results of operations had the merger been completed on May 1, 2004 or July 31, 2005. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

Unaudited Pro Forma Condensed Combined Balance Sheet
(A Development Stage Company)

As of July 31, 2005
(Unaudited)

	Venus Beauty Supply Inc.	FermaVir Research Inc.	Pro Forma Adjustments		Pro Forma Combined

Assets

Current assets:
Cash	$—	$44,269	$(75,000)	(1)	$1,261,063
			2,118,390	(2)
			(712,302)	(3)
			(400,000)	(4)
			524,331	(5)
			(238,625)	(6)
Other current assets	—	8,379	—		8,379
Total current assets	—	52,648	1,216,794		1,269,442
Other non-current assets	—	43,891	—		43,891
Total assets	$—	$96,539	$1,216,794		$1,313,333

Liabilities and Stockholders' Equity (Deficiency)

Current liabilities:
Accounts payable and
accrued expenses	$10,000	$75,451	$(9,082)	(3)	$76,369
Note payable	—	703,220	(703,220)	(3)	111,375
			350,000	(4)
			(238,625)	(6)
Total liabilities	10,000	778,671	(600,927)		187,744
Commitments and contingencies
Stockholders' Equity (Deficiency):
Preferred stock	—	—	—		—
Common stock	7,938	183	1,646	(1)	1,705
			2,825	(2)
			(11,586)	(4)
			699	(5)
Additional paid-in-capital	6,562	868,319	(868,319)	(1)	4,085,449
			2,178,104	(1)
			2,115,565	(2)
			(738,414)	(4)
			523,632	(5)
Less stock subscriptions receivable	—	(5,600)	—		(5,600)
Deferred stock-based compensation	—	(291,392)	291,392	(1)	(303,348)
			(303,348)	(1)
Deficit accumulated during
development stage	(24,500)	(1,253,642)	1,253,642	(1)	(2,652,617)
			(2,628,117)	(1)
Total stockholders' equity (deficiency)	(10,000)	(682,132)	1,817,721		1,125,589
Total liabilities and stockholders'
equity (deficiency)	$—	$96,539	$1,216,794		$1,313,333

See accompanying notes to unaudited condensed combined financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations
(A Development Stage Company)

For the year ended April 30, 2005
(Unaudited)

	Venus Beauty Supply Inc.	FermaVir Research Inc.	Pro Forma Adjustments	Pro Forma Combined

Revenues	$—	$—	$—	$—

Operating expenses:

Research and development	—	916,680	—	916,680

General and administrative	24,117	80,476	—	104,593

Loss from operations	(24,117)	(997,156)	—	(1,021,273)

Interest expense	—	2,355	—	2,355

Net loss	$(24,117)	$(999,511)	$—	$(1,023,628)

Weighted average shares outstanding,
basic and diluted	16,354,023	—	699,193	17,053,216

Loss per share	$—			$(0.06)

See accompanying notes to unaudited condensed combined financial statements

Unaudited Pro Forma Condensed Combined Statement of Operations
(A Development Stage Company)

For the three months ended July 31, 2005
(Unaudited)

	Venus Beauty Supply Inc.	FermaVir Research Inc.	Pro Forma Adjustments	Pro Forma Combined

Revenues	$—	$—	$—	$—

Operating expenses:

Research and development	—	138,808	—	138,808

General and administrative	224	108,597	—	108,821

Loss from operations	(224)	(247,405)	—	(247,629)

Interest expense	—	6,726	—	6,726

Net loss	$(224)	$(254,131)	$—	$(254,355)

Weighted average shares outstanding,
basic and diluted	16,354,023	—	699,193	17,053,216

Loss per share	$—			$(0.01)

See accompanying notes to unaudited condensed combined financial statements

FermaVir Pharmaceuticals, Inc.
Unaudited Pro Forma Notes to Condensed Combined Financial Statements
(A Development Stage Company)

Description of Transaction and Basis of Presentation

On August 16, 2005, Venus, a reporting public corporation with no operations at that time, issued 1,829,000 common shares in exchange for all of the 1,829,000 outstanding common shares of FermaVir. Additionally, Venus issued options to purchase 1,850,000 common shares of Venus to the holders of options to purchase 1,850,000 common shares of the Company at prices ranging from $0.75 to $1.10 per share under similar terms and conditions. In connection with such issuance, the latter option agreements were canceled. After the completion of this transaction and the additional related transactions described below, the shareholders of Venus owned approximately 71% of the combined company. Consequently, the acquisition is being accounted for as a purchase by Venus under accounting principles generally accepted in the United States of America. The purchase price of $2,254,933 consists of 1,829,000 shares of common stock having an estimated fair value of $0.75 per share aggregating $1,371,750, options issued with a calculated fair value of $808,183, and estimated transaction costs of $75,000. Under the purchase method of accounting, the assets and liabilities of FermaVir have been recorded as of the acquisition date, at their respective fair values, and combined with those of Venus. The estimated purchase price in excess of the net assets acquired in the amount of $2,628,117 has been preliminarily allocated to in-process research and development and expensed as of the acquisition date.

Simultaneously, on August 16, 2005, the following related transactions occurred:

a)
Venus issued 2,825,000 shares of common stock and warrants to purchase 423,750 shares of common stock to new investors and received gross proceeds of $2,118,390 at a price of $.75 per share. The warrants expire on August 16, 2010 and have an exercise price of $1.50 per share;

b)	Venus utilized $714,151 to repay FermaVir's promissory note and related accrued interest due to a related party;

c)
Venus purchased and subsequently redeemed and cancelled 1,918,367 (pre-split) common shares held by a related party for total consideration of $750,000 consisting of $400,000 in cash and the issuance of a $350,000 promissory note bearing interest at 6% per annum due on November 15, 2005; and

d)	Venus changed its name to FermaVir Pharmaceuticals, Inc.

Then on October 24, 2005, FermaVir Pharmaceuticals, Inc. (formerly known as Venus) issued 699,193 shares of common stock and warrants to purchase 104,879 shares of common stock and received gross proceeds of $524,331 at a price of $.75 per share. The warrants expire on August 16, 2010 and have an exercise price of $1.50 per share. Of such proceeds, $238,625 was used to repay the 6% promissory note described above.

The transaction will be accounted for as a purchase by the Company under accounting principles generally accepted in the United States of America. Under the purchase method of accounting, the assets and liabilities of FermaVir will be recorded as of the acquisition date, at their

FermaVir Pharmaceuticals, Inc.
Unaudited Pro Forma Notes to Condensed Combined Financial Statements
(A Development Stage Company)

respective fair values, and combined with those of the Venus. The reported financial condition and results of operations of Venus after completion of the transaction will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of FermaVir. The estimated purchase price in excess of the fair value of the net assets acquired has been preliminarily allocated to in-process research and development. However, as previously discussed, the determination of both the purchase price and the allocation of the purchase price to assets acquired and liabilities assumed and in-process research and development is preliminary and subject to revision.

Pro Forma adjustments are as follows:

(1)
To reflect the issuance of 1,829,000 common shares of Venus in connection with the acquisition of all outstanding shares of FermaVir, issuance of stock options, payment of estimated transaction fees, and elimination of FermaVir's stockholders’ deficiency, excluding the subscription receivable. In this connection, $2,628,117 has been preliminarily allocated to in-process research and development as follows:

	Estimated purchase price (1,829,000 shares of common stock having an estimated fair value of $0.75 per share aggregating $1,371,750, options issued with a calculated fair value of $808,183, and estimated transaction costs of $75,000)	$2,254,933
	Liabilities in excess of assets acquired	682,132
	Less allocation to deferred stock-based compensation	(303,348)
	Less allocation to stock subscription receivable	(5,600)
	Preliminary allocation to in-process research and development	$2,628,117

The purchase price has been developed utilizing a per share price of $0.75. A valuation of FermaVir, the acquired entity, has not been performed. Consequently, the allocation of the purchase price is preliminary and subject to revision upon the completion of formal studies and valuations.

(2)	To reflect the sale of 1,122,943 shares of common stock on August 16, 2005 with net proceeds of $2,118,390;

(3)	To reflect the repayment of the $703,220 note plus interest due to a related party;

(4)	To reflect the redemption of 1,918,367 common shares held by a related party in exchange for $400,000 in cash and the issuance of a $350,000 6% promissory note to the related party;

(5)	To reflect the sale of 1,122,943 shares of common stock on August 16, 2005 with net proceeds of $2,118,390; and

(6)	To reflect the repayment of a portion of the $350,000 note due to a related party;

* * * * *